Related parties	12 Months Ended
Dec. 31, 2018
Related parties [Abstract]
Related parties
Related parties
Compensation of key management
Compensation awarded to key management was composed of the following:

	2018 $	2017 $
Salaries and short-term employee benefits	2,042	2,961
Bonuses accrued or paid	879	1,300
Severance costs	—	544
Director fees	446	217
Stock-based compensation	4,971	3,560
	8,338	8,582

In 2018 the Company defined key management as Directors and executive officers whereas in 2017 the Company's key management was defined as all Directors and officers. This change in definition is a result of the Company's continued growth and the hiring of additional personnel, requiring a narrower focus on the definition of key management. In 2017, compensation for Directors and executive officers was $6,812,000.

Other
Stephen P. Robertson, a partner at Borden Ladner Gervais (BLG) acts as the Company’s corporate secretary. The Company incurred legal fees in the normal course of business to BLG of $152,000 for the year ended December 31, 2018 ($255,000 for the year ended December 31, 2017). We have no ongoing contractual or other commitments as a result of engaging Mr. Robertson to act as our corporate secretary. Mr. Robertson receives no additional compensation for acting as the corporate secretary beyond his standard hourly billing rate.
The outstanding contingent consideration payable to ILJIN, an affiliated shareholder, is the result of an Arrangement Agreement (the Arrangement Agreement) completed on September 20, 2013 between the Company, Aurinia Pharma Corp. and ILJIN. At December 31, 2017, pursuant to the Arrangement Agreement, payments of up to $7.85 million may be payable and are based on the achievement of pre-defined clinical and marketing milestones. The contingent consideration payable to ILJIN is more fully discussed in note 10 of the audited consolidated financial statements for the year ended December 31, 2018.